Exhibit 10(j)(ii)

                   ADDENDUM TO LEASE DATED SEPTEMBER 30, 1997
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                                     BETWEEN
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                       ADD-ON PROPERTIES, LLC, as Landlord
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                                       and
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                     AMERICAN MEDICAL ALERT CORP., as Tenant
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            1. The  parties  hereto  hereby  enter  into  this  Addendum  to the
Original Lease dated the 30th day of September, 1997 to include the following described premises:

            The entire first floor In the building known as 3255 Lawson Blvd., Oceanside, New York.

            2. The rent herein shall be in the sum of $39,690.00 per annum, payable $3,307.50 per month, commencing as of the date hereof through and including September 30, 2007. Thereafter, the rent shall be as provided in the Rider annexed to the original Lease.

            3. All terms, covenants and conditions of the original Lease dated the 30th day of September, 1997 are hereby incorporated and made a part hereof so that the terms of the Addendum to Lease for the additional space as provided herein are identical to the terms as provided in the original Lease for second floor of building known as 3255 Lawson Blvd., Oceanside, New York.

            4. The original Lease is dated the 30th day of September, 1997 by and between Add-On Properties, LLC as Landlord and American Medical Alert Corp., as Tenant.

            5. It is agreed that as of the date of this Addendum, the Tenant shall occupy the entire first and second floor of the premises known as 3255 Lawson Blvd., Oceanside, New York.

Dated: November 1, 1999

                                                   Add-On Properties, LLC.



                                                     By: /s/ Howard M. Siegel
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                                                              Howard M. Siegel

                                                   American Medical Alert Corp.,



                                                     By: /s/ Corey M. Aronin
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                                                              Corey Aronin